Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated February 1, 2021,

to the

Statement of Additional Information

dated November 30, 2020

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS Y SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

DOMINI INTERNATIONAL OPPORTUNITIES FUNDSM

INVESTOR SHARES (RISEX) AND INSTITUTIONAL SHARES (LEADX)

DOMINI SUSTAINABLE SOLUTIONS FUNDSM

INVESTOR SHARES (CAREX) AND INSTITUTIONAL SHARES (LIFEX)

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),

INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)

DOMINI IMPACT BOND FUNDSM

INVESTOR SHARES (DSBFX), INSTITUTIONAL SHARES (DSBIX) AND CLASS Y SHARES (DSBYX)

(each a “Fund” and collectively the “Funds”)

The following Proxy Voting Guidelines should replace the “Domini Proxy Voting Guidelines” set forth in Exhibit A to the Proxy Voting Policies and Procedures beginning on page B-6 of the Statement of Additional Information.

Exhibit A

Domini Proxy Voting Guidelines* As of 2/1/2021

Topic		Domini’s Voting Instruction

Board of Directors

Uncontested Election of Directors

Board Accountability		Votes on individual director nominees are made on a case-by-case basis.

	Problematic Takeover Defenses	Vote against/withhold from the entire board (except as specified below or for new nominees, who should be considered on a case-by-case basis) for the following:

	Classified Board Structure	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Exhibit A

Removal of Shareholder Discretion on Classified Boards	Vote on a case-by-case basis if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation	Vote on a case-by-case basis if the board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one, three, and five year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics.

Poison Pills

Vote against/withhold from all nominees (except new nominees, who should be considered case-by-case) if:

•  The company has a poison pill that was not approved by shareholders[1]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•  The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

•  The pill, whether short-term[2] or long-term, has a deadhand or slowhand feature.

[1]	Public shareholders only, approval prior to a company’s becoming public is insufficient.
[2]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

Exhibit A

Board Accountability (cont’d)	Problematic Audit Related Practices

Vote against/withhold from Audit Committee members if:

•  The non-audit fees paid to the auditor are excessive (defined as more than 50 percent of total audit fees);

•  The company receives an adverse opinion on the company’s financial statements from the auditor;

•  There is pervasive evidence that the company entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from the Compensation Committee and potentially the full board if:

•  There is a significant misalignment between CEO pay and company performance.

•  The company has problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.

•  The board exhibits a significant level of poor communication and responsiveness to shareholders

•  The company reprices underwater options for stock, cash, or other consideration

•  The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•  The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions. Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Board Accountability (cont’d)	Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•  The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•  The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•  Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•  Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•  Any other relevant factors.

Exhibit A

Material Environmental, Social and Governance (ESG) Failures

Vote on a case-by-case basis regarding the following; under extraordinary circumstances, vote against/withhold from directors individually, committee members, or potentially the entire board due to:

•  A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

•  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks, with particular attention to sustainability crisis management.

•  Failure to replace management as appropriate

•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

*  Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

Exhibit A

Board Accountability (cont’d)	Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•  The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification

•  Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•  The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•  The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•  The company’s ownership structure;

•  The company’s existing governance provisions;

•  The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,

•  Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•  Adopted supermajority vote requirements to amend the bylaws or charter; or

•  Eliminated shareholders’ ability to amend bylaws.

Exhibit A

Board Accountability (cont’d)	Problematic Governance Structure - Newly Public Companies

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•  The level of impairment of shareholders’ rights caused by the provision;

•  The disclosed rationale;

•  The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•  The ability of shareholders to hold directors accountable through annual director elections;

•  Any reasonable sunset provision; and

•  Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•  The presence of a shareholder proposal addressing the same issue on the same ballot;

•  The board’s rationale for seeking ratification;

•  Disclosure of actions to be taken by the board should the ratification proposal fail;

•  Disclosure of shareholder engagement regarding the board’s ratification request;

•  The level of impairment to shareholders’ rights caused by the existing provision;

•  The history of management and shareholder proposals on the provision at the company’s past meetings;

•  Whether the current provision was adopted in response to the shareholder proposal;

•  The company’s ownership structure; and

•  Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Generally vote against or withhold from members of the governance committee if:

•  The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Exhibit A

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•  Rationale provided in the proxy statement for the level of implementation;

•  The subject matter of the proposal;

•  The level of support for and opposition to the resolution in past meetings;

•  Actions taken by the board in response to the majority vote and its engagement with shareholders;

•  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•  Other factors as appropriate.

The board failed to act on takeover offers where the majority of shares are tendered; At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•  The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•  The company’s response, including:

•  Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•  Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•  Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•  Other recent compensation actions taken by the company;

•  Whether the issues raised are recurring or isolated;

•  The company’s ownership structure; and

•  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Exhibit A

Director Independence

Vote against/withhold non-independent chair.

Vote against/withhold non-independent directors when board is not majority independent.

Markets with Employee Representatives (as identified by ISS):

Vote against/withhold non-independent directors when board is not majority independent (excluding Employee Representatives from the independence calculation)

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors when:

•  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•  The non-independent director serves on the audit, compensation, or nominating committee; or

•  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

•  Directors serving on the compensation committee that also serve as CEOs

Director Diversity/ Competence[3]	Board Diversity

US/CAN/UK/AUS:

•  Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) persons from historically underrepresented groups

•  Vote against the entire slate of nominees if there are no persons from historically underrepresented groups directors on the board

•  Vote case-by-case basis on board racial diversity in countries not specifically mentioned above

•  Also apply gender diversity per the below (separately)

ALL MARKETS:

•  Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) women

•  Vote against all male nominees AND the nominating committee if the board is less than 30% female

•  Vote against the entire slate of nominees if there are no female directors on the board

SOUTH AFRICA:

•  Vote against the applicable directors if the company fails the gender requirements above. In cases where a South African company does meet all of Domini’s gender diversity thresholds

•  Vote against if the board does not include 30% or two (whichever is greater) black

•  Vote against if the board does not include 40% or three (whichever is greater) non-Caucasian (where the information is available)

[3]	Classification of Directors is based on definitions in ISS SRI Policies

Exhibit A

Director Diversity/ Competence (cont’d)	Attendance at Board and Committee Meetings

Generally vote against/withhold from directors (except new nominees) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Acceptable reasons for director absences are generally limited to the following: medical issues/illness; family engagements; and if the director’s total service was three meeting or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against/withhold from the director(s) in question.

Overboarded Directors

Generally vote against or withhold from individual directors who:

•  Sit on more than four public company boards; or

•  Are CEOs (of a public or, where information is available, private for-profit company) companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Board-Related

Classification/ Declassification of the Board	Vote against proposals to repeal classified boards and to elect all directors annually. Vote for proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections	Generally vote for management proposals to adopt a majority of vote cast standard for directors in uncontested elections. Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting	Generally vote for elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting unless voting at a controlled company (insider voting power >50%)

Director and Officer Liability Protection	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of care, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Exhibit A

Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Vote for proposals that seek to limit the size of the board to a reasonable number (5-15); generally vote against proposals to change the size of the board solely as a cost-cutting measure.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Establish/Amend Nominee Qualifications	Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Term/Tenure and Age Limits	Generally vote for reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

Exhibit A

Board-Related Shareholder Proposals/Initiatives

Proxy Contests-Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•  Long-term financial performance of the target company relative to its industry;

•  Management’s track record;

•  Background to the proxy contest;

•  Qualifications of the director nominees (both slates);

•  Strategic plan of dissident slate and quality of critique against management;

•  Likelihood that the proposed goals and objectives can be achieved (both slates);

•  Stock ownership positions;

•  Impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board	Vote against shareholder proposals to repeal classified (staggered) boards and to elect all directors annually. Vote case-by-case basis on proposals to classify the board.

Majority Threshold Voting Shareholder Proposals	Vote for precatory and binding resolutions requesting that the board change the company‘s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services‘ definition of independent outsider.

Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees	Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair	Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety, etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

•  Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•  Level of disclosure regarding the issue for which board oversight is sought;

•  Company performance related to the issue for which board oversight is sought;

•  Board committee structure compared to that of other companies in its industry sector; and

•  The scope and structure of the proposal.

Exhibit A

Establish/Amend Nominee Qualifications

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•  The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•  The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•  The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•  The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•  Effectively disclosed information with respect to this structure to its shareholders;

•  The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•  The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access	Generally vote for management and shareholder proposals for proxy access with the following provisions: - Ownership threshold: maximum requirement not more than three percent (3%) of the voting power; - Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group; - Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; - Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Term/Tenure and Age Limits	Generally vote for shareholder proposals seeking reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

CEO Succession Planning	Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns	In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees case-by-case under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Exhibit A

Ratification of Auditors

Auditor Ratification

Vote for proposals to ratify auditors, unless any of the following apply:

•  The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;

•  An auditor has a financial interest in or association with the company, and is therefore not independent;

•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals	Auditor Independence

Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

Vote for proposals that ask a company to adopt a policy on auditor independence.

Vote for proposals that seek to limit the non-audit services provided by the company‘s auditor.

	Auditor Rotation	Vote for shareholder proposals to rotate company‘s auditor every five years or more.

Takeover Defenses / Shareholder Rights

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Vote case-by-case on management proposals on poison pill ratification. The rights plan should have the following attributes:

•  No lower than a 20% trigger, flip-in or flip-over provision;

•  A term of no more than three years;

•  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•  Shareholder redemption feature (qualifying offer clause): if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

•  The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•  The presence of a shareholder proposal addressing the same issue on the same ballot;

•  The board’s rationale for seeking ratification;

•  Disclosure of actions to be taken by the board should the ratification proposal fail;

•  Disclosure of shareholder engagement regarding the board’s ratification request;

•  The level of impairment to shareholders’ rights caused by the existing provision;

•  The history of management and shareholder proposals on the provision at the company’s past meetings;

•  Whether the current provision was adopted in response to the shareholder proposal; › The company’s ownership structure; and › Previous use of ratification proposals to exclude shareholder proposals.

Net Operating Loss (NOL)	Vote against proposals to adopt a poison pill for the state purpose of protecting a company’s NOLs if the term of the pill would exceed the shorter of 3 years and the exhaustion of the NOL.

Exhibit A

Poison Pills/Protective Amendments

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of 3 years (or less) and the exhaustion of the NOL:

•  the ownership threshold to transfer,

•  the value of the NOLs, (iii) shareholder protection mechanisms,

•  the company’s existing governance structure, and

•  any other relevant factors.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s NOLs if the effective term of the protective amendment would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of 3 years (or less) and the exhaustion of the NOL: (i) the ownership threshold to transfer, (ii) the value of the NOLs, (iii) shareholder protection mechanisms, (iv) the company’s existing governance structure, and (v) any other relevant factors.

Supermajority Shareholder Vote Requirements

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call Special Meeting

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders‘ current right to call special meetings, b) minimum ownership threshold necessary to call special meetings (10% preferred), c) the inclusion of exclusionary or prohibitive language, d) investor ownership structure, and e) shareholder support of and management’s response to previous shareholder proposals.

Vote against proposals to restrict or prohibit shareholders‘ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent, b) consent threshold, c) the inclusion of exclusionary or prohibitive language, d) Investor ownership structure, and e) shareholder support of and management‘s response to previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder approved pill, and; d) an annually elected board.

Exhibit A

Advance Notice Requirements for Shareholder Proposals/ Nominations

Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting	Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions	Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions	Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

Freeze-Out Provisions	Vote for proposals to opt out of state freeze-out provisions.

Exhibit A

Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company‘s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

•  Reasons for reincorporation;

•  Comparison of company’s governance practices and provisions prior to and following the reincorporation;

•  Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

Amend Bylaws Without Shareholder Consent	Vote against proposals giving the board exclusive authority to amend the bylaws.

Shareholder Litigation Rights	Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Federal Forum Selection Provisions

Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•  The company’s stated rationale for adopting such a provision;

•  Disclosure of past harm from shareholder lawsuits in more than one forum;

•  The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•  Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Exhibit A

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place, or 2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•  shareholders have approved the adoption of the plan or;

•  the board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval.

Reduce Supermajority Vote Requirements

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•  The election of fewer than 50 percent of the directors to be elected is contested in the election;

•  One or more of the dissident’s candidates is elected;

•  Shareholders are not permitted to cumulate their votes for directors;

•  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[4] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•  Scope and rationale of the proposal; and

•  Concerns identified with the company’s prior meeting practices.

[4]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

Exhibit A

Miscellaneous Governance Provisions

Bundled Proposals	Review on a case-by-case basis bundled or “conditioned” proxy proposals.

Adjourn Meeting

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name	Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business	Generally vote against other business proposals.

Capital Structure

Common Stock Authorization	Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

Generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares if, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval.

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include past company performance and the current request.

Issue Stock for Use with Rights Plan	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends	Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Exhibit A

Reverse Stock Splits	Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced; The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case proposals that do not meet either of the above conditions, taking into account the following factors:

•  A Stock exchange notification to the company of a potential delisting;

•  Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•  The company’s rationale; or

Other factors as applicable.

Preferred Stock Authorization	Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote on a case-by-case basis proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include past board performance and the current request.

Blank Check Preferred Stock	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Blank Check Preferred Stock (cont’d)	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Unequal Voting Rights

Generally vote against proposals to create a new class of common stock, unless:

•  The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

•  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

•  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights	Review on a case-by-case basis proposals to create or abolish preemptive rights taking into consideration the size of the company, the characteristics of its shareholder base, and the liquidity of the stock.

Exhibit A

Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Conversion of Securities	Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization	Vote case-by-case on recapitalizations (reclassifications of securities), taking into account whether capital structure is simplified, liquidity is enhanced, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered; Vote against dual class capital structures; Vote for proposals to seek approval of recapitalization plan for all stock to have one vote per share.

Tracking Stock	Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and alternatives such as spin-offs.

Executive and Director Compensation

Executive Pay

Advisory Votes on Executive Compensation - Management Say-on-Pay Proposals

Vote on a case-by-case basis management proposals seeking advisory votes on executive compensation

Generally vote against unreasonable compensation packages.

Vote against if:

•  CEO compensation exceeds $10 million per year

•  misalignment between CEO pay and company performance;

•  the company maintains problematic pay practices; or

•  the board exhibits a significant level of poor communication and responsiveness to shareholders

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•  There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•  The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•  The situation is egregious.

Vote against an equity plan on the ballot if pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•  Magnitude of pay misalignment;

•  Contribution of non-performance-based equity grants to overall pay;

•  The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Exhibit A

Frequency of Advisory Vote on Executive Compensation - Management Say-on-Pay	Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Equity-Based Incentive Plans	Generally vote against unreasonable compensation packages. Vote against CEO Equity Plans if CEO compensation exceeds $10 million per year~~.~~

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•  Addresses administrative features only; or

•  Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•  If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•  If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•  If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m)) (cont’d)

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•  Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders.

Exhibit A

Employee Stock Purchase Plans (ESPPs)	Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•  Purchase price is at least 85 percent of fair market value;

•  Offering period is 27 months or less; and

•  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•  Purchase price is less than 85 percent of fair market value; or

•  Offering period is greater than 27 months; or -The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans (ESPPs)	Non-Qualified Plans

Vote for nonqualified employee stock purchase plans with all the following features:

•  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•  No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)	Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options	Vote case-by-case on management proposals seeking approval to exchange/reprice options. Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model.

Transfer Stock Option (TSO) Programs

Vote case-by-case on one-time transfers. Vote for if: (i) Executive officers and non-employee directors are excluded from participating; (ii) Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and (iii) There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

401(k) Employee Benefit Plans	Vote for proposals to implement a 401(k) savings plan for employees.

Exhibit A

Severance Agreements for Executives/Golden Parachutes

Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•  The triggering mechanism should be beyond the control of management;

•  The amount should not exceed 2.8 times base amount (defined as the average annual taxable W-2 compensation during the two years prior to the year in which the change of control occurs;

•  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.

Director Compensation

Shareholder Ratification of Director Pay Programs/ Equity Plans for Non-Employee Directors/ Outside Director Stock Awards / Options in Lieu of Cash	Generally vote against unreasonable compensation packages. Vote against Director Pay Programs if outside director compensation exceeds $100,000~~.~~

Director Retirement Plans	Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Vote for proposals to prepare reports seeking to compare the wages of a company‘s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements	Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing. Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/ Golden Parachutes	Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans

Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards	Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders.

Exhibit A

Pay for Superior Performance	Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

Link Compensation to Non-Financial Factors	Vote for shareholder proposals calling for linkage of executive pay to sustainability factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals	Generally vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Employment Termination Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy: (i) The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares); and (ii) Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Tax Gross-Up Proposals	Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization	Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee‘s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits	Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Recoup Bonuses	Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Adopt Anti-Hedging/Pledging/Speculative Investment Policy	Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Exhibit A

Bonus Banking	Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Hold Equity Past Retirement or for a Significant Period of Time	Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account: - The percentage/ratio of net shares required to be retained; - The time period required to retain the shares; - Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements; - Whether the company has any other policies aimed at mitigating risk taking by executives; - Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and - Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation	Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)	Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.

Mergers and Corporate Restructurings

Mergers and Acquisitions	Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors.

Corporate Reorganization/Restructuring Plans (Bankruptcy)	Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization.

Special Purpose Acquisition Corporations (SPACs)	Vote case-by-case on SPAC mergers and acquisitions taking into account valuation, market reaction, deal timing, negotiations and process, conflicts of interest, voting agreements, governance, and stakeholder impact.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-Offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, and changes in the capital structure.

Exhibit A

Asset Purchases	Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk; particular attention will be paid to purchases relating to controversial activities, including alcohol, tobacco, weapons, gambling, fossil fuels, nuclear power, pesticides, for profit prisons).

Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management‘s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures	Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze-Outs)

Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures	Vote case-by-case on proposals regarding private placements. Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the reasons for the change, any financial or tax benefits, regulatory benefits, increases in capital structure, and changes to the articles of incorporation or bylaws of the company.

Vote against the formation of a holding company if the transaction would include increases in common or preferred stock in excess of the allowable maximum, or adverse changes in shareholder rights.

Value Maximization Shareholder Proposals	Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Public Benefit Corporation	Generally vote for proposals to convert to public benefit corporation, or “B-Corp”. Vote for any proposal requesting a feasibility study, analysis or report on such a conversion.

Report on Externalities	Vote for proposals requesting reporting on externalized costs of corporate practices and consequences for diversified investors.

Exhibit A

Social & Environmental Proposals

Diversity and Equality

Add Women and Persons from Historically Underrepresented Groups to Board

Vote for shareholder proposals that ask the company to take steps to nominate more women and persons from historically underrepresented groups to the board.

Vote for shareholder proposals asking for reports on board diversity.

Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Report on the Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations

Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission‘s recommendations.

Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and persons from historically underrepresented groups employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.

Vote for shareholder proposals seeking reports on a company‘s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Pay Gap	Vote for requests for reports on a company’s pay data by gender, race or ethnicity or a report on a company’s policies and goals to reduce any such pay gap.

Exhibit A

Labor and Human Rights

Codes of Conduct and Vendor Standards

Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company‘s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, and other rights.

Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Vote for proposals requesting that a company adopt a “Worker-Driven Social Responsibility” approach to human rights due diligence, e.g. the Fair Foods Program, Milk With Dignity, etc., or related disclosures or feasibility assessments.

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee‘s wages and working conditions.

Adopt/Report on Holy Land Principles	Vote abstain shareholder proposals to report on or implement the Holy Land Principles.

Community Impact Assessment / Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company‘s environmental and health impact on communities.

Report on Risks of Outsourcing	Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations	Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration	Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment	Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Exhibit A

Operations in High Risk Markets	Reports on Operations in Burma/Myanmar

Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Vote for shareholder proposals requesting more disclosure on a company‘s involvement in China.

Vote on a case-by-case basis shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

	Internet Privacy/Censorship and Data Security	Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment

Environmental/ Sustainability Reports

Vote for shareholder proposals seeking greater disclosure on the company‘s environmental practices, and/or environmental risks and liabilities.

Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

Vote for shareholder proposals to prepare a sustainability report.

Vote for shareholder proposals to study or implement the CERES principles.

Vote for shareholder proposals to study or implement the Equator Principles.

Climate Change/ Greenhouse Gas Emissions

Vote for shareholder proposals seeking a TCFD (Taskforce on Climate-related Financial Disclosures) or seeking information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments, or on how the company identifies, measures, and manage such risks.

Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

Vote for shareholder proposals requesting a report on greenhouse gas emissions from company operations and/or products.

Invest in Clean/Renewable Energy

Vote for shareholder proposals seeking the preparation of a report on a company‘s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Exhibit A

Energy Efficiency	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Operations in Protected/Sensitive Areas

Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing	Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Deforestation and Forest Value Creators

Vote for shareholder proposals requesting companies adopt No Deforestation, No Peat, No Exploitation (NDPE) policies, set targets, pursue certifications or otherwise seek to avoid or minimize deforestation risks in their operations or supply chains, especially through their sourcing of forest-risk commodities like soy, palm oil, cattle, and paper/pulp. Vote for shareholder proposals requesting related disclosures.

Vote for shareholder proposals requesting companies adopt forest positive business strategies.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

Vote for shareholder proposals requesting the preparation of a report on the company‘s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Vote for shareholder proposals seeking the preparation of a report on a company‘s nuclear energy procedures.

Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Vote for shareholder proposals seeking the preparation of a report on a company‘s risks linked to water use.

Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.

Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance	Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Exhibit A

Health and Safety

Toxic Materials

Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Generally vote for shareholder proposals seeking to establish provision of paid leave to employees or requesting related disclosure or a feasibility study of such an action, with particular attention to situations where such a policy would impact public health or workplace safety.

Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety. Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-Out or Label Products Containing Genetically Engineered Ingredients

Vote case-by-case basis for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

Vote case-by-case basis for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Exhibit A

Tobacco-Related Proposals

Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

Vote for shareholder proposals seeking a report on a tobacco company‘s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Vote for shareholder proposals to prepare a report on drug pricing.

Vote for shareholder proposals to adopt a formal policy on drug pricing.

Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis and malaria drugs in third-world nations.

Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts	Vote for shareholder proposals asking companies to review and amend, if necessary, the company‘s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Exhibit A

Animal Welfare

Animal Rights/Testing

Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

Vote for shareholder proposals that ask companies to adopt and/or report on company animal welfare standards or animal welfare-related risks.

Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

Vote for shareholder proposals to eliminate cruel product testing methods.

Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Vote for shareholder proposals asking companies to report on if and how lobbying activities are aligned with the goals of the Paris Climate Agreement or other key sustainability policy.

Political Contributions/Non-Partisanship

Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive.

Vote for proposals calling for a company to maintain a policy of non-partisanship.

Vote against proposals calling for a company to refrain from making any political contributions.

Charitable Contributions

Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.

Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company‘s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Vote against shareholder proposals asking banks to forgive loans outright.

Exhibit A

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment	Vote for shareholder proposals that seek a review of the company‘s involvement with pornography.

Abortion/Right to Life Issues	Vote case-by-case on shareholder proposals that address right to life issues.

Anti-Social Proposals

Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

Vote against on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Corporate Welfare	Vote for resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance	Vote for proposals that seek disclosure of the policies and procedures that guide the company’s global tax strategies.

Minimum Wage Principles	Vote for proposals asking companies to adopt principles for minimum wage reform. Vote for proposals asking companies to report on their response to wealth inequality in our society.

Child Sexual Exploitation

Vote for proposals asking companies in the tourism service to report on and adopt policies prohibiting the sexual exploitation of minors on company premises.

Vote for proposals seeking to protect children from sexual exploitation

Adopting or Amending Clawback Policies

Vote for on proposals asking companies to adopt or amend “clawback” polices.

Vote for on proposals asking companies to disclose annually whether the Board recouped any incentive compensation from any senior executive using “clawback” polices.

Disclosure Related to Opioid Risks	Vote for on proposals asking companies to disclose how the board monitors opioid-related risks.

Exhibit A

Routine Business

Accept Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless the following apply, in which case we will vote on case-by-case basis:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Approve Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Accept Consolidated Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Financial Statements, Allocation of Income, and Discharge Directors

Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as the following, which we vote on case-by-case basis:

•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Other Business	Generally vote against other business when it appears as a voting item

Designate X as Independent Proxy	Generally vote for designating an independent proxy in order to comply with local market legal framework in the absence of the significant concerns.

Discuss/Approve Company’s Corporate Governance Structure/Statement	Approval of corporate governance codes is in the best interest of all company shareholders, SRI generally will vote for approving corporate governance statements in order to achieve full compliance with the local market code.

Approve Stock Dividend Program

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Receive/Approve Report/Announcement

Generally vote for approval of financial statements and director and auditor reports, unless the following, which we vote on case-by-case basis:

•  There are concerns about the accounts presented or audit procedures used; or

•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Exhibit A

Change Company Name	Generally vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Change Location of Registered Office/Headquarters	Generally vote for the approval of changes to office locations as long as the change is deemed to have no effect on the value of the share or on the rights of the company’s shareholders.

Approve/Amend Regulations on General Meetings	The board should have some flexibility to adjust its businesses and respond to changing market conditions in a thoughtful manner. Domini will generally vote for adjustments to its business scope as long as the request is deemed reasonable.

Amend Corporate Purpose	Generally vote for amending the corporate purpose as long as these proposals are not deemed contentious and the management’s rationale behind the amendments is satisfactory.

Change Date/Location of Annual Meeting

Generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote on case-by-case basis on shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Allow Electronic Distribution of Company Communications	Generally vote for this proposal given its routine nature.

Approve Company’s Membership in an Association/Organization	Generally vote for this proposal given its routine nature.

Approve Delisting of Shares from Stock Exchange	Generally vote for this proposal given its routine nature.

Approve Dividend Distribution Policy

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Approve Investment and Financing Policy	Generally vote for this proposal given its routine nature.

Approve Listing of Shares on a Secondary Exchange	Generally vote for this proposal given its routine nature.

Approve Provision for Asset Impairment	Generally vote for this proposal given its routine nature.

Approve Provisionary Budget and Strategy for Fiscal Year 20XX	Generally vote for this proposal given its routine nature.

Approve Publication of Information in English	Generally vote for this proposal given its routine nature.

Approve Special/Interim Dividends	Generally vote for this proposal given its routine nature.

Approve Standard Accounting Transfers	Generally vote for this proposal given its routine nature.

Approve Suspension of Shares from Trading	Generally vote for this proposal given its routine nature.

Approve Treatment of Net Loss	Generally vote for this proposal given its routine nature.

Approve X as Trustee of the Trust	Generally vote for this proposal given its routine nature.

Change Fiscal Year End	Generally vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Exhibit A

Ratify Past Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

•  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•  The payout is excessive given the company’s financial position.

Formalities

Authorize Filing of Required Documents/Other Formalities	Generally vote for this proposal given its routine nature.

Elect Chairman and/or Secretary of Meeting	Generally vote for this proposal given its routine nature.

Designate Inspector or Shareholder Representative(s) of Minutes of Meeting and/or Vote Tabulation	Generally vote for this proposal given its routine nature.

Approve Minutes of Previous Meeting	Generally vote for this proposal given its routine nature.

Authorize Board to Ratify and Execute Approved Resolutions	As this item is dependent on whether the other proposals on the ballot warrant support or opposition, it is evaluated on a case-by-case basis.

Prepare and Approve List of Shareholders	Generally vote for this proposal given its routine nature.

Acknowledge Proper Convening of Meeting	Generally vote for this proposal given its routine nature.

Open Meeting	Generally vote for this proposal given its routine nature.

Approve Meeting Procedures	Generally vote for this proposal given its routine nature.

Close Meeting	Generally vote for this proposal given its routine nature.

Allow Questions	Generally vote for this proposal given its routine nature.

Call the Meeting to Order	Generally vote for this proposal given its routine nature.

Approve XX XXX, 20XX, as Record Date for Effectiveness of X Resolution OR this Meeting’s Resolutions	Generally vote for this proposal given its routine nature.

Designate Newspaper to Publish Meeting Announcements	Generally vote for this proposal given its routine nature.

In the Event of a Second Call, the Voting Instructions Contained in this Proxy Card may also be Considered for the Second Call	Generally vote for this proposal given its routine nature.

*	All Items not addressed in this matrix will be referred to Domini for voting instructions